                                 Exhibit (P)(3)


     Policy 4.02 Employee Brokerage Accounts as revised March 30, 2001 from Banc One Investment Advisors Compliance Manual.

                                                                  Exhibit (P)(3)

4.02 Employee Brokerage Accounts

          Banc One Investment Advisors Corporation / Compliance Manual

Section 204-2(a)(12) of The Investment Advisers Act of 1940 requires Banc One Investment Advisors Corporation to maintain a record of every transaction in a security by an "advisory representative" in which a direct or indirect beneficial ownership is acquired. In order to comply with this regulation as well as section of The Investment Company Act of 1940, Investment Advisors requires each employee to complete an Brokerage Account Form and report security transactions in affiliated (Banc One Securities Corporation, Banc One Capital Corporation, etc.) or non-affiliated brokerage accounts to the Compliance Department. Brokerage accounts include accounts of the employee, accounts of employee family members including spouse, minor children or immediate family members living in the same household, accounts where the employee is named as trustee, or any account in which the employee exercises discretion (i.e. self-directed IRA's, custodial accounts). It is not necessary to report brokerage accounts which hold only registered investment company securities on the Brokerage Account Information Form.

In order to meet the requirements set forth above, each employee must contact the broker/dealer and request that the broker/dealer, not the employee, send duplicate confirmations of each security transaction and copies of brokerage statements to the Compliance Department. The Compliance Officer will review employee statements, as needed, for compliance with requirements specified in other policies of Investment Advisors. Those accounts selected will be carefully reviewed for any transactions which appear to be exceptions to firm policy or regulations. The Compliance Officer must obtain a written explanation from the employee and must note any disciplinary action taken against the employee on the report.

Every employee will complete the Brokerage Account Information form at the time of their initial employment with Investment Advisors. In addition, on an annual basis, each employee will be required to update their Brokerage Account Form. Employees will confirm previously reported accounts, provide information on new accounts and report the closing of any accounts. Employees should also contact the Compliance Department immediately upon opening or closing a brokerage account that was not reported at the time of their initial employment or during an annual account update.

The Compliance Officer must maintain the reviewed account statements in a separate file entitled, "Employee Account Review" in employee order. These files must be preserved for a continuous period of seven years.




Amended: March 2001

BROKERAGE ACCOUNT INFORMATION
(New Employees)


Information must be provided for all brokerage accounts including those of the employee, the employees' immediate family members (spouse, immediate family members living in the same household), accounts for which the employee acts as trustee, or any other type of account for which the employee exercises discretion (i.e. self-directed IRA's, custodial accounts). Accounts which hold
                                                           -------------------
only exempted securities do not need to be reported on this form. Your broker
-----------------------------------------------------------------------------
must provide duplicate statements and confirmations to the Compliance Department
--------------------------------------------------------------------------------
for all accounts required to be listed on this form.
---------------------------------------------------

Broker                      Account          Account           Relationship
Name                        Name             Number            to BOIA Employee

---------------            ---------------   ---------------   ---------------

---------------            ---------------   ---------------   ---------------

---------------            ---------------   ---------------   ---------------

---------------            ---------------   ---------------   ---------------

---------------            ---------------   ---------------   ---------------

---------------            ---------------   ---------------   ---------------

---------------            ---------------   ---------------   ---------------

---------------            ---------------   ---------------   ---------------

---------------            ---------------   ---------------   ---------------

---------------            ---------------   ---------------   ---------------



Signature: ___________________________________________


Print Name: ___________________________________________


Date: ______________________


Amended: March 2001

BROKERAGE ACCOUNT INFORMATION
(Annual Update)


Information must be provided for all brokerage accounts including those of the employee, the employees' immediate family members (spouse, immediate family members living in the same household), accounts for which the employee acts as trustee, or any other type of account for which the employee exercises discretion (i.e. self-directed IRA's, custodial accounts). Accounts which hold
                                                           -------------------
only exempted securities do not need to be reported on this form. Your broker
-----------------------------------------------------------------------------
must provide duplicate statements and confirmations to the Compliance Department
--------------------------------------------------------------------------------
for all accounts required to be listed on this form.
---------------------------------------------------
Existing Accounts

Broker                     Account          Account           Relationship
Name                       Name             Number            to BOIA Employee

--------------------       ---------------  ----------        ---------------

--------------------       ---------------  ----------        ---------------

--------------------       ---------------  ----------        ---------------

--------------------       ---------------  ----------        ---------------

--------------------       ---------------  ----------        ---------------

Accounts Opened During the Past Year

Broker                     Account           Account          Relationship
Name                       Name              Number           to BOIA Employee

--------------------       ---------------   ----------       ---------------

--------------------       ---------------   ----------       ---------------

--------------------       ---------------   ----------       ---------------

Accounts Closed During the Past Year

Broker                     Account           Account          Relationship
Name                       Name              Number           to BOIA Employee

--------------------       ---------------   ----------       ---------------

--------------------       ---------------   ----------       ---------------

--------------------       ---------------   ----------       ---------------


Date:             _______________


Signature:        ___________________________________

Print Name:       ___________________________________        Amended: March 2001

BROKERAGE ACCOUNT INFORMATION
                                 (Annual Update)


Information must be provided for all brokerage accounts including those of the employee, the employees' immediate family members (spouse, immediate family members living in the same household), accounts for which the employee acts as trustee, or any other type of account for which the employee exercises discretion (i.e. self-directed IRA's, custodial accounts). Accounts which hold
                                                           -------------------
only exempted securities do not need to be reported on this form. Your broker
-----------------------------------------------------------------------------
must provide duplicate statements and confirmations to the Compliance Department
--------------------------------------------------------------------------------
for all accounts required to be listed on this form.
---------------------------------------------------


Existing Accounts
-----------------

Broker/Dealer                       Account                            Account          Relationship
Name                                Name                               Number           to BOIA Employee

--------------------                --------------------               ----------       ---------------

--------------------                --------------------               ----------       ---------------

--------------------                --------------------               ----------       ---------------

--------------------                --------------------               ----------       ---------------

--------------------                --------------------               ----------       ---------------

Accounts Opened During the Past Year
------------------------------------

Broker/Dealer                       Account                            Account          Relationship
Name                                Name                               Number           to BOIA Employee

--------------------                --------------------               ----------       ---------------

--------------------                --------------------               ----------       ---------------

--------------------                --------------------               ----------       ---------------

--------------------                --------------------               ----------       ---------------

Accounts Closed During the Past Year
------------------------------------

Broker/Dealer                       Account                            Account          Relationship
Name                                Name                               Number           to BOIA Employee

--------------------                --------------------               ----------       ---------------

--------------------                --------------------               ----------       ---------------

--------------------                --------------------               ----------       ---------------



Date:    _______________   Signature:       ___________________________________

Amended: March 2001